================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 15, 2006

                               TRANSGENOMIC, INC.
             (Exact name of registrant as specified in its charter)

                Delaware                                  000-30975
          (State of Formation)                    (Commission File Number)

                                    911789357
                      (IRS Employer Identification Number)

            12325 Emmet Street
                 Omaha, NE                                 68164
 (Address of principal executive offices)               (Zip Code)

                                 (402) 452-5400
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

================================================================================

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD.

         On Wednesday, February 22, 2006, the Registrant issued a press release announcing that on February 15, 2006, the Registrant received notice from The NASDAQ Stock Market that for the last 30 days the bid price of Registrant's common stock has closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4450(a)(5). In accordance with Marketplace Rule 4450(e)(2), Registrant will be provided 180 calendar days, or until August 14, 2006, to regain compliance. The Registrant has not determined an action or response to the notice as of the time of this filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      EXHIBITS

99.1     Press release dated February 22, 2006.

         Press Release, dated February 22, 2006, announcing that on February 15, 2006, the Registrant received notice from The NASDAQ Stock Market that for the last 30 days the bid price of Registrant's common stock has closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4450(a)(5).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   TRANSGENOMIC, INC.


                                                   By  /s/ Mitchell L. Murphy
                                                       -------------------------
                                                       Mitchell L. Murphy
                                                       VP, Secretary & Treasurer

February 22, 2006

                                        3